UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-09373

                      OPPENHEIMER SENIOR FLOATING RATE FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                          Date of fiscal year end: JULY

                      Date of reporting period: 07/31/2006

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN CORPORATE LOAN INDUSTRIES
--------------------------------------------------------------------------------
Media                                                                      14.4%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            7.6
--------------------------------------------------------------------------------
Electric Utilities                                                          6.9
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               6.8
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              6.5
--------------------------------------------------------------------------------
Auto Components                                                             6.4
--------------------------------------------------------------------------------
Aerospace & Defense                                                         6.0
--------------------------------------------------------------------------------
Chemicals                                                                   5.3
--------------------------------------------------------------------------------
Oil & Gas                                                                   5.2
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are based on net assets.

TOP FIVE HOLDINGS BY ISSUERS
--------------------------------------------------------------------------------
Charter Communications Operation LLC                                        1.4
--------------------------------------------------------------------------------
CSC Holdings, Inc.                                                          1.3
--------------------------------------------------------------------------------
NRG Energy, Inc.                                                            1.1
--------------------------------------------------------------------------------
Bi-Lo Holdings LLC                                                          1.0
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.                                                  1.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       BBB                       2.9%
                       BB                       27.8
                       B                        48.2
                       CCC                       3.8
                       D                         0.1
                       Not Rated                17.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are based on the total market value of investments. As of that date, no securities held by the Fund were rated higher than BBB or lower than D.

--------------------------------------------------------------------------------


                    8 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. For the 12-month period ended July 31, 2006, Class A shares of Oppenheimer's Senior Floating Rate Fund produced total returns without sales charge that were greater than that of its benchmark, the Credit Suisse First Boston Leverage Loan Index. We attribute the Fund's strong absolute performance to rising interest rates. The Fund's relative performance was bolstered by our security selection strategy, which is based on fundamental research into the market's various industry groups and individual issuers.

      By the start of the reporting period, we had positioned the Fund for a strong economic environment. We modestly emphasized economically-sensitive industry groups, such as industrials, as well as the energy sector, which appeared poised to benefit from high commodity prices. In addition, we slightly increased the Fund's exposure to credit risk in anticipation of healthy business conditions and low default rates. We generally maintained these areas of emphasis throughout the reporting period, which benefited the Fund's performance.

      Over the reporting period, the Fund received particularly strong contributions to its relative performance from the transportation, information technology and aerospace/defense sectors. On the other hand, a few areas produced returns that lagged industry averages, including the financial, wireless telecommunications and food industries. Companies in these groups typically issue loans at lower spreads over London Interbank Offered Rate (LIBOR) than other areas. In addition, results from the financial and food industries were constrained by credit concerns affecting a small number of individual issuers.

      As of the end of the reporting period, we believe that there are signs that the U.S. economy may be moving to the next phase of its cycle. Should the rate of economic growth slow, we are prepared to shift to a more defensive investment posture by focusing on less economically-sensitive issuers.


                    9 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. THE FUND'S INVESTMENT ADVISOR HAD PREVIOUSLY VOLUNTARILY UNDERTAKEN TO WAIVE THE FIRST 0.20% OF ITS MANAGEMENT FEE. EFFECTIVE JANUARY 1, 2006, THAT WAIVER WAS REDUCED FROM 0.20% TO 0.10%. THIS WAIVER CAN BE FURTHER MODIFIED OR TERMINATED AT ANY TIME BY THE ADVISOR. WITHOUT THAT WAIVER, FUND PERFORMANCE MAY HAVE BEEN LOWER. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS OR INDUSTRY SECTORS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

Oppenheimer Senior Floating Rate Fund is a continuously offered closed-end fund whose shares are not listed on any stock exchange or national quotation service. The Fund's shares are not redeemable for cash daily but the Fund seeks to provide a degree of liquidity to shareholder by making quarterly offers to repurchase a portion of the Fund's shares. However, there can be no assurance that the Fund will be able to repurchase all shares tendered in a particular repurchase offer. Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Shares of the Fund will fluctuate and the Fund is not a money market fund.


                   10 | OPPENHEIMER SENIOR FLOATING RATE FUND

CLASS A shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.

CLASS B shares of the Fund were first publicly offered on 9/8/99. Class B total returns are shown net of the applicable early withdrawal charge of 3% (one-year). Because Class B shares convert to Class A shares 72 months after purchase, Class B returns for the life of the class do not include any early withdrawal charges and use Class A performance for the period after conversion. Class B shares are subject to an annual 0.50% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/8/99. Class C shares are shown net of the applicable 1% early withdrawal charge for the one-year period. Class C shares are subject to an annual 0.50% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 11/28/05. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   11 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, early withdrawal charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or early withdrawal charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                   12 | OPPENHEIMER SENIOR FLOATING RATE FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                            BEGINNING        ENDING             EXPENSES
                            ACCOUNT          ACCOUNT            PAID DURING
                            VALUE            VALUE              6 MONTHS ENDED
                            (2/1/06)         (7/31/06)          JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual              $1,000.00         $1,035.50         $5.31
--------------------------------------------------------------------------------
Class A Hypothetical         1,000.00          1,019.59          5.27
--------------------------------------------------------------------------------
Class B Actual               1,000.00          1,031.60          8.19
--------------------------------------------------------------------------------
Class B Hypothetical         1,000.00          1,016.76          8.13
--------------------------------------------------------------------------------
Class C Actual               1,000.00          1,033.00          7.89
--------------------------------------------------------------------------------
Class C Hypothetical         1,000.00          1,017.06          7.83
--------------------------------------------------------------------------------
Class Y Actual               1,000.00          1,036.00          5.16
--------------------------------------------------------------------------------
Class Y Hypothetical         1,000.00          1,019.74          5.12

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

CLASS              EXPENSE RATIOS
---------------------------------
Class A                 1.05%
---------------------------------
Class B                 1.62
---------------------------------
Class C                 1.56
---------------------------------
Class Y                 1.02

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                   13 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  July 31, 2006
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CORPORATE LOANS--101.5%
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--32.7%
------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--6.4%
Collins & Aikman Corp., Sr. Sec. Credit Facilities Revolving Credit Loan,
Debtor in Possession, 8.438%-10.11%, 8/31/07 1,2                                        $  3,998,739     $    4,021,232
------------------------------------------------------------------------------------------------------------------------
Collins & Aikman Corp., Sr. Sec. Credit Facilities Term Loan, Debtor
in Possession, Tranche B, 8.375%-10.11%, 8/31/07 1                                        17,135,420         17,188,968
------------------------------------------------------------------------------------------------------------------------
Delphi Corp., Sr. Sec. Credit Facilities Revolving Credit Loan, 6/18/09 1,2,3              5,000,000          5,141,250
------------------------------------------------------------------------------------------------------------------------
Delphi Corp., Sr. Sec. Credit Facilities Revolving Credit Loan, 12.082%,
6/18/09 1                                                                                 26,475,249         27,223,175
------------------------------------------------------------------------------------------------------------------------
Federal Mogul Corp., Sr. Sec. Credit Facilities Pre-Petition Revolving
Credit Loan, Tranche B, 1.75%-7.15%, 12/30/06 1                                            9,829,076          9,589,571
------------------------------------------------------------------------------------------------------------------------
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan, Debtor in
Possession, 7.50%, 12/9/06 1,2                                                             7,000,000          7,026,250
------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 7.954%, 4/30/10 1                                                              25,000,000         25,143,225
------------------------------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.46%-9.06%, 6/3/09 1                                                          23,259,305         23,579,121
------------------------------------------------------------------------------------------------------------------------
Key Plastics LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.48%-8.59%, 6/25/10 1,2                                                                  13,728,101         13,839,641
------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.81%-8.06%, 6/21/11 1                                                                    23,000,001         23,196,467
------------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.13%-11.35%, 12/23/11 1                                                                  3,500,000          3,574,376
------------------------------------------------------------------------------------------------------------------------
Plastech Engineered Products, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 9.749%, 2/12/09 1,2                                                             4,246,906          4,204,437
Tranche B, 10.249%, 2/12/10 1,2                                                           14,463,629         14,422,957
------------------------------------------------------------------------------------------------------------------------
RJ Tower Corp., Sr. Sec. Credit Facilities Term Loan, Debtor
in Possession, 8.25%, 2/2/07 1,2                                                          26,000,000         26,333,138
------------------------------------------------------------------------------------------------------------------------
TI Automotive Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche C,
8.869%, 6/7/11 1,2                                                                        22,018,837         21,771,125
                                                                                                         ---------------
                                                                                                            226,254,933

------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--6.8%
Aladdin/OpBiz Gaming LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 8.508%, 8/31/10 1                                                              15,935,423         15,429,473
Tranche B, 9.22%, 8/31/10 1                                                                   41,730             40,478
------------------------------------------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.13%-8.619%, 8/27/09 1,2                                                       1,581,004          1,594,346
------------------------------------------------------------------------------------------------------------------------
Arby's LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7/25/12 1,3                                                                     2,000,000          2,001,250
Tranche B, 7.735%-7.749%, 7/25/12 1                                                       11,138,497         11,145,459
------------------------------------------------------------------------------------------------------------------------
Buffets, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.90%-8.999%, 6/28/09 1,2                                                                 10,612,433         10,652,230


                   14 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Cedar Fair LP, Sr. Sec. Credit Facilities Term Loan, 6/13/12 1,3                        $ 21,000,000     $   21,083,118
------------------------------------------------------------------------------------------------------------------------
Cracker Barrel Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4/27/13 1,3                                                                     7,000,000          6,967,625
------------------------------------------------------------------------------------------------------------------------
Del Taco Restaurants, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%, 3/2/13 1,2                                                              12,867,750         12,851,665
------------------------------------------------------------------------------------------------------------------------
Denny's Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
5.16%-8.75%, 9/30/09 1                                                                     9,367,820          9,410,752
------------------------------------------------------------------------------------------------------------------------
Denny's Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
10.065%-10.75%, 8/31/10 1                                                                  4,999,998          5,072,916
------------------------------------------------------------------------------------------------------------------------
Garden Fresh Restaurant Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 8.758%, 6/20/11 1,2                                                  6,912,500          6,929,781
------------------------------------------------------------------------------------------------------------------------
Ginn Clubs & Resorts, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.345%, 6/15/11 1,2                                                                        6,857,143          6,754,286
------------------------------------------------------------------------------------------------------------------------
Ginn Clubs & Resorts, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
12.345%, 6/15/12 1,2                                                                       4,000,000          3,980,000
------------------------------------------------------------------------------------------------------------------------
Harmon Koval Partners LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8.439%, 12/31/06 1,2                                                            4,000,000          4,017,500
------------------------------------------------------------------------------------------------------------------------
MotorCity Casino LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.214%-7.49%, 7/21/12 1                                                                   17,902,323         17,864,280
------------------------------------------------------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.91%-7.25%, 10/3/12 1                                                          4,456,275          4,472,429
------------------------------------------------------------------------------------------------------------------------
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.438%, 5/5/13 1,2                                                                        15,000,000         14,979,691
------------------------------------------------------------------------------------------------------------------------
Quiznos Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.249%, 11/5/13 1                                                                        12,000,000         12,187,500
------------------------------------------------------------------------------------------------------------------------
Resorts International Hotel & Casino, Inc., Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 9.50%, 3/22/12 1                                           17,217,521         17,353,108
------------------------------------------------------------------------------------------------------------------------
Resorts International Hotel & Casino, Inc., Sr. Sec. Credit Facilities
2nd Lien Term Loan, 16.499%, 3/22/13 1,4                                                   8,109,447          8,445,648
------------------------------------------------------------------------------------------------------------------------
Trump Entertainment Resorts, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 7.92%-8.03%, 5/20/12 1                                                         3,960,000          3,987,225
Tranche B2, 2%, 5/20/12 1                                                                  3,960,000          3,987,225
------------------------------------------------------------------------------------------------------------------------
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.15%, 9/13/10 1,2                                                              1,945,101          1,925,650
------------------------------------------------------------------------------------------------------------------------
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.20%, 5/25/13 1                                                               10,667,026         10,717,033
------------------------------------------------------------------------------------------------------------------------
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 1.375%, 5/25/11 1                                                            8,333,315          8,322,899
------------------------------------------------------------------------------------------------------------------------
Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.99%, 7/25/12 1               2,970,000          2,971,856
------------------------------------------------------------------------------------------------------------------------
Wembley plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.74%, 7/25/13 1               4,000,000          4,000,000
------------------------------------------------------------------------------------------------------------------------
Yonkers Racing Corp., Sr. Sec. Credit Facilities Term Loan,
2.25%-8.894%, 7/25/11 1,2                                                                  8,500,000          8,574,375
                                                                                                         ---------------
                                                                                                            237,719,798


                   15 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 8.25%, 12/18/12 1,2                                               $  9,950,000     $    9,974,875
------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
Tire Rack, Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.10%-7.25%, 6/24/12 1,2                                                                   8,826,065          8,826,065
------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.8%
24 Hour Fitness, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.99%-8.12%, 6/18/12 1                                                                    15,950,000         16,049,687
------------------------------------------------------------------------------------------------------------------------
Latham Manufacturing Co., Sr. Sec. Credit Facilities Term Loan, 6/30/12 1,3                1,000,000          1,000,625
------------------------------------------------------------------------------------------------------------------------
Latham Manufacturing Co., Sr. Sec. Credit Facilities Term Loan,
8.74%-8.90%, 6/30/12 1                                                                    11,471,365         11,478,535
                                                                                                         ---------------
                                                                                                             28,528,847

------------------------------------------------------------------------------------------------------------------------
MEDIA--14.4%
ALM Properties, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.999%, 3/4/10 1                                                                          10,367,521         10,363,198
------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.525%, 1/26/13 1                                                              17,505,586         17,581,175
------------------------------------------------------------------------------------------------------------------------
Bragg Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.227%, 8/31/11 1,2                                                             9,924,242          9,949,053
------------------------------------------------------------------------------------------------------------------------
Cebridge Connections Holding LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7.739%, 2/23/09 1,2                                                            17,000,000         16,910,444
------------------------------------------------------------------------------------------------------------------------
Century Theatres, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.106%, 3/1/13 1                                                                          17,500,000         17,537,188
------------------------------------------------------------------------------------------------------------------------
Charter Communications Operation LLC, Sr. Sec. Credit Facilities
Term Loan, 8.125%, 4/27/13 1                                                              45,000,000         45,120,780
------------------------------------------------------------------------------------------------------------------------
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan,
7.084%, 4/12/11 1,2                                                                       14,000,000         13,986,882
------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc. (Cablevision), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.88%-7.258%, 3/30/13 1                                                        50,872,501         50,629,126
------------------------------------------------------------------------------------------------------------------------
Cygnus Business Media, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.007%, 12/31/08 1,2                                                           9,924,242          9,874,621
------------------------------------------------------------------------------------------------------------------------
Deluxe Entertainment Services, Inc., Sr. Sec. Credit Facilities Term Loan,
9.249%, 1/13/10 1,2                                                                        9,610,358          9,702,454
------------------------------------------------------------------------------------------------------------------------
DoubleClick, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.79%-9.17%, 7/13/12 1                                                                    25,335,397         25,683,759
------------------------------------------------------------------------------------------------------------------------
Frontiervision Operating Partners LP, Sr. Sec. Credit Facilities
Revolving Credit Loan, 9.65%, 9/30/06 1,2                                                  9,363,636          9,222,011
------------------------------------------------------------------------------------------------------------------------
Frontiervision Operating Partners LP, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 9.775%, 9/30/06 1                                                    4,477,144          4,415,583
------------------------------------------------------------------------------------------------------------------------
GateHouse Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 12/7/13 1,3          2,000,000          1,998,126
------------------------------------------------------------------------------------------------------------------------
GateHouse Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.59%, 12/7/13 1                                                                          20,000,000         19,981,260


                   16 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
MEDIA Continued
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.01%, 11/22/12 1                                                            $ 17,424,968     $   17,439,484
------------------------------------------------------------------------------------------------------------------------
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7.70%, 8/5/12 1,2                                                              14,845,025         14,919,251
------------------------------------------------------------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 7.38%, 12/31/12 1                                                           10,562,500         10,529,492
------------------------------------------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 7.749%, 4/8/11 1                                                                3,904,762          3,909,889
Tranche B, 7.749%, 4/8/12 1                                                                5,985,000          6,002,147
------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8.757%, 1/15/12 1                                                              15,000,000         15,318,750
------------------------------------------------------------------------------------------------------------------------
PBI Media LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
6.114%-7.749%, 9/30/12 1                                                                  27,310,982         27,402,010
------------------------------------------------------------------------------------------------------------------------
Quebecor Media, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.507%, 1/17/13 1,4                                                                       17,418,734         17,530,319
------------------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.069%-7.249%, 11/10/10 1                                                                 34,965,640         34,820,603
------------------------------------------------------------------------------------------------------------------------
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 7.27%, 10/31/12 1                                                   17,425,000         17,476,735
------------------------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
7.75%, 7/31/13 1,2                                                                        17,425,000         17,443,157
------------------------------------------------------------------------------------------------------------------------
UPC Financing Partnership, Sr. Sec. Credit Facilities Term Loan:
Tranche J2, 7.64%, 3/27/13 1                                                              17,500,000         17,483,743
Tranche K2, 7.64%, 12/27/13 1                                                             17,500,000         17,483,743
------------------------------------------------------------------------------------------------------------------------
Wide Open West LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.421%-7.758%, 5/5/13 1                                                                    9,999,999         10,022,319
------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan,
7.688%-7.75%, 11/3/12 1                                                                   14,874,874         14,830,711
                                                                                                         ---------------
                                                                                                            505,568,013

------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.0%
Dollarama Group LP, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.485%, 2/12/12 1,2                                                             6,895,219          6,918,925
------------------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 2/24/10 1,3                                                                    12,000,000         11,864,316
Tranche A, 6.65%, 2/24/10 1                                                               12,500,000         12,358,663
------------------------------------------------------------------------------------------------------------------------
Neiman Marcus Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.77%, 4/6/13 1                                                                 2,898,734          2,925,669
                                                                                                         ---------------
                                                                                                             34,067,573

------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.6%
BCBG Max Azria Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.25%-8.813%, 8/10/11 1,2                                                      13,999,999         13,999,999


                   17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities
Term Loan, 7.43%-7.53%, 5/28/13 1                                                       $ 16,957,500     $   16,513,689
------------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.98%-8.55%, 3/1/12 1,2                                                         7,900,001          7,917,285
------------------------------------------------------------------------------------------------------------------------
Harbor Freight Tools, Sr. Sec. Credit Facilities Term Loan,
Tranche C, 6.921%, 7/15/10 1                                                              10,761,386         10,766,434
------------------------------------------------------------------------------------------------------------------------
J. Crew Operating Corp., Sr. Sec. Credit Facilities Term Loan,
7.74%, 5/15/13 1,2                                                                         4,385,965          4,386,877
------------------------------------------------------------------------------------------------------------------------
Movie Gallery, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.75%, 4/27/11 1,4                                                            26,139,687         25,529,090
------------------------------------------------------------------------------------------------------------------------
Savers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.596%, 7/30/09 1,2                                                             8,021,535          8,041,589
------------------------------------------------------------------------------------------------------------------------
Toys R Us Delaware, Inc., Sr. Sec. Credit Facilities Term Loan,
9.62%, 7/19/12 1                                                                           3,000,000          3,033,750
                                                                                                         ---------------
                                                                                                             90,188,713

------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.2%
Maidenform, Inc., Sr. Sec. Credit Facilities Term Loan,
6.921%-7.15%, 6/7/10 1,2                                                                   8,333,333          8,312,500
------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.8%
------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.3%
Sunny Delight Beverages Co., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 11.19%-11.52%, 8/3/10 1                                                         8,563,830          8,483,544
------------------------------------------------------------------------------------------------------------------------
Sunny Delight Beverages Co., Sr. Sec. Credit Facilities Revolving
Credit Loan, 11.15%, 8/23/09 1,2                                                           2,827,083          2,742,271
                                                                                                         ---------------
                                                                                                             11,225,815

------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.3%
Bi-Lo Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.16%-9.50%, 7/29/11 1                                                         39,514,493         40,024,901
------------------------------------------------------------------------------------------------------------------------
MAPCO, Inc., Sr. Sec. Credit Facilities Term Loan, 8.20%, 4/28/11 1,2                      6,271,711          6,306,989
                                                                                                         ---------------
                                                                                                             46,331,890

------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.1%
American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, Tranche B2, 7.25%, 9/30/12 1,2                                               8,266,208          8,266,208
------------------------------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.65%, 6/28/12 1,2                                                              1,877,791          1,879,356
Tranche C, 7.65%, 6/28/12 1,2                                                             12,864,988         12,899,826
------------------------------------------------------------------------------------------------------------------------
Dole Food Co., Sr. Sec. Credit Facilities Prefunded Letter of
Credit Term Loan, 7.25%, 4/17/13 1                                                         1,069,768          1,049,227
------------------------------------------------------------------------------------------------------------------------
Dole Food Co., Sr. Sec. Credit Facilities Term Loan, 4/11/13 1,3                             113,969            111,781


                   18 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Dole Food Co., Sr. Sec. Credit Facilities Term Loan, 7%-9%, 4/11/13 1                   $  1,251,125     $    1,227,101
------------------------------------------------------------------------------------------------------------------------
Solvest Ltd., Sr. Sec. Credit Facilities Term Loan, 4/17/13 1,3                              379,897            372,603
------------------------------------------------------------------------------------------------------------------------
Solvest Ltd., Sr. Sec. Credit Facilities Term Loan, 7%-9%, 4/17/13 1                       7,661,666          7,514,554
------------------------------------------------------------------------------------------------------------------------
Windsor Quality Food Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.25%, 12/10/10 1,2                                                             5,932,500          5,947,331
                                                                                                         ---------------
                                                                                                             39,267,987

------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Amscan Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.194%-8.30%, 12/22/12 1                                                       16,957,500         17,014,019
------------------------------------------------------------------------------------------------------------------------
Jarden Corp., Sr. Sec. Credit Facilities Term Loan, 7.499%, 1/24/12 1,4                    9,204,382          9,210,134
------------------------------------------------------------------------------------------------------------------------
Playpower, Inc., Sr. Sec. Credit Facilities Term Loan, 8.50%, 2/1/10 1,2                   9,794,872          9,868,333
                                                                                                         ---------------
                                                                                                             36,092,486

------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--2.1%
Cosmetic Essence, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.875%-10.356%, 12/3/10 1,2                                                               11,438,735         11,467,333
------------------------------------------------------------------------------------------------------------------------
FGX International, Sr. Sec. Credit Facilities 1st Lien Term Loan,
9.396%, 12/14/12 1,2                                                                      18,000,000         18,045,000
------------------------------------------------------------------------------------------------------------------------
Mega Bloks, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.938%-7.25%, 7/26/12 1                                                                    5,955,461          5,953,603
------------------------------------------------------------------------------------------------------------------------
Natural Products Group, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.40%, 6/19/13 1,2                                                                        12,000,000         12,045,000
------------------------------------------------------------------------------------------------------------------------
Natural Products Group, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.96%, 12/19/13 1,2                                                                       2,000,000          2,012,500
------------------------------------------------------------------------------------------------------------------------
Nice-Pak Products, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
9.144%-10.356%, 6/18/10 1,2                                                                2,305,042          2,309,363
------------------------------------------------------------------------------------------------------------------------
Pure Fishing, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.50%-8.61%, 3/23/10 1                                                                    14,703,072         14,730,640
------------------------------------------------------------------------------------------------------------------------
VJCS Acquisition, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.69%-7.81%, 5/10/13 1,2                                                                   7,000,000          7,000,000
                                                                                                         ---------------
                                                                                                             73,563,439

------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.9%
Commonwealth Brands, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%, 12/22/12 1,4                                                            14,058,750         14,146,617
------------------------------------------------------------------------------------------------------------------------
Reynolds American, Inc., Sr. Sec. Credit Facilities Term Loan,
7.188%-7.313%, 5/31/12 1                                                                  17,475,200         17,580,331
                                                                                                         ---------------
                                                                                                             31,726,948


                   19 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
ENERGY--6.7%
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.5%
Coldren Resource LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7/14/11 1,3                                                                  $ 17,229,917     $   17,316,066
------------------------------------------------------------------------------------------------------------------------
Coldren Resource LP, Sr. Sec. Credit Facilities Letter of
Credit Term Loan, 7/14/11 1,3                                                              2,770,083          2,783,934
------------------------------------------------------------------------------------------------------------------------
Helix Energy Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 5/9/13 1,3            11,000,000         11,004,587
------------------------------------------------------------------------------------------------------------------------
Helix Energy Solutions, Inc., Sr. Sec. Credit Facilities Term Loan,
7.346%-7.64%, 5/9/13 1                                                                     9,000,000          9,003,754
------------------------------------------------------------------------------------------------------------------------
Northern Star Generation LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.35%, 12/17/11 1,2                                                            12,304,425         12,469,772
                                                                                                         ---------------
                                                                                                             52,578,113

------------------------------------------------------------------------------------------------------------------------
OIL & GAS--5.2%
Astoria Generating Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.38%-7.45%, 2/25/13 1                                                         11,686,147         11,714,323
------------------------------------------------------------------------------------------------------------------------
Astoria Generating Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche B, 9.20%, 8/25/13 1                                                               18,500,000         18,770,563
------------------------------------------------------------------------------------------------------------------------
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.36%-8.859%, 4/14/10 1                                                                   18,000,000         18,112,500
------------------------------------------------------------------------------------------------------------------------
Cheniere Energy, Inc., Sr. Sec. Credit Facilities Term Loan,
6.45%-8.249%, 8/31/12 1                                                                   17,865,075         18,026,986
------------------------------------------------------------------------------------------------------------------------
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.195%, 7/7/13 1                                                                          25,000,000         24,875,000
------------------------------------------------------------------------------------------------------------------------
Hawkeye Renewables LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
9.40%-9.543%, 6/27/12 1                                                                   16,000,000         15,910,000
------------------------------------------------------------------------------------------------------------------------
Hercules Offshore LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.76%, 6/29/10 1,2                                                                         8,357,143          8,435,491
------------------------------------------------------------------------------------------------------------------------
LS Power General Finance LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Delayed Draw, 0.875%, 3/15/13 1                                                   989,899            987,424
------------------------------------------------------------------------------------------------------------------------
LS Power General Finance LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7.249%, 3/15/13 1                                                              23,510,101         23,451,326
------------------------------------------------------------------------------------------------------------------------
MEG Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.50%, 3/30/13 1                                                                          12,468,750         12,497,690
------------------------------------------------------------------------------------------------------------------------
Pine Prairie, Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
1.25%, 12/31/13 1,2                                                                        2,800,000          2,789,500
------------------------------------------------------------------------------------------------------------------------
Pine Prairie, Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
1.25%, 12/31/13 1,2                                                                          772,727            769,830
------------------------------------------------------------------------------------------------------------------------
Pine Prairie, Sr. Sec. Credit Facilities Term Loan, 7.80%, 12/31/13 1,2                   10,427,273         10,479,409
------------------------------------------------------------------------------------------------------------------------
Targa Resources, Inc., Sr. Sec. Credit Facilities Bridge Term Loan,
7.477%, 10/31/07 1                                                                        16,000,000         16,023,328
                                                                                                         ---------------
                                                                                                            182,843,370


                   20 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
FINANCIALS--2.4%
------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
Buckeye Check Cashing, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8.03%-8.14%, 5/1/12 1                                                        $ 11,970,000     $   11,977,481
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
Ameritrade Holding Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.90%, 12/31/12 1                                                              34,912,500         34,868,859
------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%
Conseco, Inc., Sr. Sec. Credit Facilities Term Loan, 7.119%, 6/22/10 1,2                   8,941,825          8,962,320
------------------------------------------------------------------------------------------------------------------------
Swett & Crawford Group, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.19%-8.248%, 11/16/11 1,2                                                      4,987,500          5,012,438
                                                                                                         ---------------
                                                                                                             13,974,758

------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.7%
Capital Auto REIT, Sr. Sec. Credit Facilities Term Loan, 7.10%, 12/16/10 1,4              19,535,719         19,557,424
------------------------------------------------------------------------------------------------------------------------
LA&W Finance Group, Sr. Sec. Credit Facilities Term Loan,
8.783%, 2/15/12 1,2                                                                        2,992,500          3,018,684
                                                                                                         ---------------
                                                                                                             22,576,108

------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--8.3%
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
CCS Medical, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.75%, 9/30/12 1                                                                          21,890,000         21,088,279
------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care AG, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.782%-6.874%, 3/31/13 1                                                        2,992,500          2,969,850
                                                                                                         ---------------
                                                                                                             24,058,129

------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--7.6%
American Medical Response/EmCare Holdings, Inc., Sr. Sec.
Credit Facilities Term Loan, Tranche B, 7.16%-7.27%, 2/10/12 1                             8,454,631          8,467,845
------------------------------------------------------------------------------------------------------------------------
Ameripath, Inc., Sr. Sec. Credit Facilities Term Loan, 7.39%, 1/25/13 1                    7,980,000          7,979,003
------------------------------------------------------------------------------------------------------------------------
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.75%, 7/27/11 1,2                                                              9,468,456          9,492,127
Tranche B, 7.75%, 8/22/11 1,2                                                                962,625            965,032
------------------------------------------------------------------------------------------------------------------------
Benchmark Medical, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.964%-8.499%, 12/27/12 1,2                                                     4,975,000          4,975,000
------------------------------------------------------------------------------------------------------------------------
CompBenefits Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B
Add-On, 8.40%-8.618%, 3/31/13 1,2                                                          8,887,500          8,937,492
------------------------------------------------------------------------------------------------------------------------
Concentra Operating Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.62%, 9/30/11 1,2                                                              6,526,915          6,545,275
------------------------------------------------------------------------------------------------------------------------
DaVita, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.11%-7.69%, 10/5/12 1                                                                     9,925,344          9,957,242


                   21 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
FHC Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 11.231%, 11/15/09 1,2                                                        $  5,380,367     $    5,568,680
------------------------------------------------------------------------------------------------------------------------
FHC Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, Tranche B, 13.231%, 11/15/09 1,2                                             2,080,196          2,153,003
------------------------------------------------------------------------------------------------------------------------
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.609%-10.50%, 8/10/12 1,2                                                                 9,215,961          9,319,641
------------------------------------------------------------------------------------------------------------------------
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
13.109%, 2/10/13 1                                                                         1,000,000          1,009,375
------------------------------------------------------------------------------------------------------------------------
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.08%-7.89%, 3/31/13 1                                                         11,837,838         11,858,187
------------------------------------------------------------------------------------------------------------------------
GGNSC Beverly LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.959%-8.249%, 4/24/13 1,2                                                                 7,231,875          7,277,074
------------------------------------------------------------------------------------------------------------------------
HealthSouth Corp., Sr. Sec. Credit Facilities Term Loan, 8.52%, 3/10/13 1                 28,000,000         27,984,432
------------------------------------------------------------------------------------------------------------------------
Matria Healthcare, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.439%-7.749%, 1/19/12 1,2                                                     16,271,521         16,220,672
Tranche C, 7.439%, 1/19/07 1,2                                                             3,833,835          3,896,135
------------------------------------------------------------------------------------------------------------------------
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.499%,
4/15/13 1                                                                                  5,356,838          5,336,750
------------------------------------------------------------------------------------------------------------------------
Per-Se Technologies, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.68%-7.75%, 1/6/13 1                                                          19,073,563         19,121,248
------------------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 7.50%, 3/31/13 1                                                    12,787,950         12,787,950
------------------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 9.50%, 3/31/14 1                                                                4,000,000          4,057,500
------------------------------------------------------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
7.584%, 2/18/12 1,2                                                                        2,604,709          2,616,105
------------------------------------------------------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.40%-7.502%, 2/18/12 1,2                                                                  7,962,968          7,997,805
------------------------------------------------------------------------------------------------------------------------
Sheridan Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.66%-8.007%, 11/9/10 1,2                                                      11,509,872         11,538,647
------------------------------------------------------------------------------------------------------------------------
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.86%-7.999%, 12/10/10 1                                                                  12,922,613         12,946,842
------------------------------------------------------------------------------------------------------------------------
Team Health, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.694%, 11/30/12 1                                                                         9,950,000         10,001,302
------------------------------------------------------------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities Acquisition
Term Loan, Tranche B, 7.749%-7.868%, 9/23/11 1                                            14,786,048         14,863,054
------------------------------------------------------------------------------------------------------------------------
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.61%, 1/4/12 1,4                                                               7,638,251          7,656,552
Tranche B, 7.63%, 1/4/12 1                                                                 8,184,084          8,203,693
Tranche C, 7.61%, 1/4/12 1                                                                 4,407,959          4,418,520
Tranche D, 7.61%, 1/4/12 1                                                                 3,021,637          3,028,877


                   22 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 7.61%-7.999%, 1/14/12 1                                                   $  2,122,924     $    2,127,569
                                                                                                         ---------------
                                                                                                            269,308,629

------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--20.3%
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--6.0%
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 9.829%-11.589%, 8/10/11 1                                                       9,350,000          9,461,032
------------------------------------------------------------------------------------------------------------------------
American Airlines, Inc., Sr. Sec. Credit Facilities Revolving Credit Loan,
8.95%-9.11%, 6/17/09 1,2                                                                   4,725,000          4,772,250
------------------------------------------------------------------------------------------------------------------------
American Airlines, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.33%-8.65%, 12/17/10 1                                                                    2,992,500          3,030,218
------------------------------------------------------------------------------------------------------------------------
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, 8.65%, 1/5/11 1,2                     11,605,264         11,692,304
------------------------------------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 9.758%-11.343%, 3/31/08 1,2                                          8,436,232          8,488,958
------------------------------------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 11%, 6/30/08 2                                                                  8,000,000          8,040,000
------------------------------------------------------------------------------------------------------------------------
Delta Airlines, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor
in Possession:
Tranche A, 8.023%, 3/27/08 1                                                               1,000,000          1,009,286
Tranche B, 10.023%, 3/27/08 1                                                              8,000,000          8,155,000
------------------------------------------------------------------------------------------------------------------------
DynCorp International LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche C, 7.313%-7.813%, 2/11/11 1                                                       20,782,274         20,877,518
------------------------------------------------------------------------------------------------------------------------
Gencorp, Inc., Sr. Sec. Credit Facilities Prefunded Letter of
Credit Term Loan, 8.65%, 12/1/10 1,2                                                      10,577,725         10,630,614
------------------------------------------------------------------------------------------------------------------------
Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, 8.68%, 12/6/10 1,2                    9,850,507          9,899,759
------------------------------------------------------------------------------------------------------------------------
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8.50%, 12/30/12 1                                                              19,900,000         19,982,923
------------------------------------------------------------------------------------------------------------------------
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 13.50%, 6/30/13 1,2                                                             8,000,000          8,195,000
------------------------------------------------------------------------------------------------------------------------
Mid-Western Aircraft Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.318%, 12/31/11 1                                                              4,950,000          4,976,606
------------------------------------------------------------------------------------------------------------------------
Northwest Airlines, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 10.65%, 11/23/09 1                                                             15,000,000         15,237,495
------------------------------------------------------------------------------------------------------------------------
Overwatch Systems LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B Add-On, 7.95%-8.03%, 4/1/11 1,2                                                  1,329,417          1,339,388
------------------------------------------------------------------------------------------------------------------------
Overwatch Systems LLC, Sr. Sec. Credit Facilities Term Loan,
7.78%-8.03%, 4/1/11 1,2                                                                    9,902,412          9,976,681
------------------------------------------------------------------------------------------------------------------------
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.625%, 1/9/12 1                                                                          26,250,000         26,580,855
------------------------------------------------------------------------------------------------------------------------
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 9.188%, 2/1/12 1                                                             3,750,000          3,797,265


                   23 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
US Airways Group, Inc., Sr. Sec. Credit Facilities Term Loan,
8.999%, 3/31/11 1                                                                       $ 15,500,000     $   15,602,688
------------------------------------------------------------------------------------------------------------------------
Wyle Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.88%, 1/28/11 1,2                                                                         8,091,773          8,149,937
------------------------------------------------------------------------------------------------------------------------
Wyle Laboratories, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.63%, 7/28/11 1,2                                                                        2,000,000          2,038,750
                                                                                                         ---------------
                                                                                                            211,934,527

------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--2.5%
Acoustical Material Services, Inc., Sr. Sec. Credit Facilities Term
Loan,
8.15%-8.258%, 4/13/12 1                                                                   12,627,849         12,675,203
------------------------------------------------------------------------------------------------------------------------
Custom Building Products, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.749%, 10/20/11 1,2                                                                       7,561,587          7,610,419
------------------------------------------------------------------------------------------------------------------------
Custom Building Products, Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 10.618%, 4/20/12 1,2                                                            9,000,000          9,050,625
------------------------------------------------------------------------------------------------------------------------
Formica Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.499%-8.618%, 3/10/13 1,2                                                                14,463,750         14,508,950
------------------------------------------------------------------------------------------------------------------------
MAAX, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.214%-8.50%, 6/4/11 1,2                                                                   8,392,840          8,350,875
------------------------------------------------------------------------------------------------------------------------
PGT Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.36%, 2/14/12 1,2                                                                        16,297,835         16,389,511
------------------------------------------------------------------------------------------------------------------------
Pro Paint, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.688%-7.813%, 5/31/12 1,2                                                                 5,000,000          5,025,000
------------------------------------------------------------------------------------------------------------------------
Pro Paint, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.375%, 5/31/13 1                                                                         1,000,000          1,010,000
------------------------------------------------------------------------------------------------------------------------
United Subcontractors, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.36%, 12/27/12 1,2                                                            14,925,000         14,925,000
                                                                                                         ---------------
                                                                                                             89,545,583

------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--6.5%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche C, 10.11%, 7/17/12 1                                                              15,500,000         15,596,875
------------------------------------------------------------------------------------------------------------------------
Headwaters, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.38%-7.50%, 4/30/11 1                                                                    14,430,273         14,457,329
------------------------------------------------------------------------------------------------------------------------
Hertz Corp. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.41%-7.69%, 12/21/12 1                                                                   31,114,358         31,285,827
------------------------------------------------------------------------------------------------------------------------
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
12.15%, 6/22/13 1                                                                         20,000,000         20,241,660
------------------------------------------------------------------------------------------------------------------------
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, 11.15%,
6/22/13 1                                                                                  5,000,000          5,060,415
------------------------------------------------------------------------------------------------------------------------
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 13.56%, 8/16/09 1,2                                                            16,736,238         17,070,963


                   24 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Outsourcing Solutions, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.90%, 5/23/12 1,2                                                           $ 11,223,193     $   11,251,251
------------------------------------------------------------------------------------------------------------------------
Ozburn-Hessey Logistics, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.695%-8.793%, 6/30/13 1                                                       15,000,000         15,000,000
------------------------------------------------------------------------------------------------------------------------
Protection One, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C,
7.70%-8%, 3/31/12 1                                                                       14,862,751         14,899,908
------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., Sr. Sec. Credit Facilities Term Loan, 7.938%, 8/10/13 1                6,237,288          6,256,780
------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc., Sr. Sec. Credit Facilities Prefunded Letter
of Credit Term Loan, 12.337%, 4/6/11 1,2                                                   1,680,000          1,731,799
------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
12.17%-14.055%, 4/6/11 1,2                                                                 5,925,000          6,107,686
------------------------------------------------------------------------------------------------------------------------
Sedgwick Claims Management Services, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7.43%-7.499%, 2/28/13 1,2                                            3,925,151          3,919,428
------------------------------------------------------------------------------------------------------------------------
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche A, 8.50%, 6/16/10 1,2                                                              4,678,514          4,731,147
------------------------------------------------------------------------------------------------------------------------
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche B, 8.50%, 6/16/10 1,2                                                              1,926,447          1,955,344
------------------------------------------------------------------------------------------------------------------------
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 7.92%, 12/29/12 1                                                               6,923,497          6,940,806
------------------------------------------------------------------------------------------------------------------------
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan,
7.92%, 10/21/12 1                                                                         12,825,779         12,857,843
------------------------------------------------------------------------------------------------------------------------
Vanguard Car Rental USA, Inc., Sr. Sec. Credit Facilities Term Loan,
8.319%, 6/15/13 1                                                                         26,000,000         26,113,750
------------------------------------------------------------------------------------------------------------------------
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 9.485%, 10/17/10 1,2                                                11,700,000         11,802,375
                                                                                                         ---------------
                                                                                                            227,281,186

------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.3%
SunCal Master I Cos., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.70%-8.74%, 1/25/10 1,2                                                                   4,462,537          4,487,639
------------------------------------------------------------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Sec. Credit Facilities Term Loan,
7.75%, 7/29/08 1                                                                           6,000,000          5,977,500
                                                                                                         ---------------
                                                                                                             10,465,139

------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.1%
Amsted Industries, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.01%-7.50%, 4/6/13 1,2                                                                   13,910,618         13,993,220
------------------------------------------------------------------------------------------------------------------------
Axia, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.75%, 12/20/12 1,2           9,950,000          9,974,875
------------------------------------------------------------------------------------------------------------------------
Cellnet Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.50%, 4/26/12 1                                                               14,318,820         14,453,059
------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., Sr. Sec. Credit Facilities
Term Loan, 7.59%-7.62%, 7/23/10 1,2                                                        3,234,722          3,248,874


                   25 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES Continued
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.438%, 3/31/11 1                                                            $ 17,991,146     $   18,137,324
------------------------------------------------------------------------------------------------------------------------
Mueller Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.36%-7.868%, 10/3/12 1                                                        13,641,353         13,726,612
------------------------------------------------------------------------------------------------------------------------
PP Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, 8.40%,
11/12/11 1,2                                                                              15,677,265         15,834,038
------------------------------------------------------------------------------------------------------------------------
Sensata Technologies, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.148%-7.24%, 4/27/13 1                                                        10,000,000          9,958,039
------------------------------------------------------------------------------------------------------------------------
Tinnerman Palnut Engineered Products LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 8.47%-10.50%, 11/5/09 1,2                                             12,973,419         12,973,419
------------------------------------------------------------------------------------------------------------------------
TriMas Corp., Sr. Sec. Credit Facilities Revolving Credit Loan,
8.856%-8.875%, 12/31/07 1,2                                                                1,666,667          1,625,000
------------------------------------------------------------------------------------------------------------------------
TriMas Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
9.19%-9.248%, 12/31/09 1                                                                  16,258,400         16,426,073
------------------------------------------------------------------------------------------------------------------------
TriMas Corp., Sr. Sec. Credit Facilities Term Loan, 8.25%, 8/10/13 1                      13,812,500         13,812,500
                                                                                                         ---------------
                                                                                                            144,163,033

------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.5%
Babcock & Wilcox Co., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 1%, 12/30/10 1,2                                                            16,500,000         16,582,500
------------------------------------------------------------------------------------------------------------------------
MARINE--0.4%
Great Lakes Dredge & Dock Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.99%-8.62%, 12/22/10 1,2                                                      14,110,907         14,163,823
------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--3.1%
------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Deltek Systems, Inc., Sr. Sec. Credit Facilities Incremental Term Loan,
7.749%, 3/31/11 1,2                                                                        8,478,664          8,542,254
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Amkor Technology, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche B, 9.694%, 10/27/10 1,2                                                           13,000,000         13,463,125
------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.7%
Open Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.78%, 3/14/11 1                                                                           8,986,748          9,037,298
------------------------------------------------------------------------------------------------------------------------
Open Solutions, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.78%, 9/14/11 1,2                                                                        6,500,000          6,670,625
------------------------------------------------------------------------------------------------------------------------
SS&C Technologies, Inc. (Canada), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8%, 11/4/12 1,2                                                                   623,594            627,232
------------------------------------------------------------------------------------------------------------------------
SS&C Technologies, Inc. (U.S.), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8%, 11/4/12 1,2                                                                 7,336,406          7,379,199
                                                                                                         ---------------
                                                                                                             23,714,354


                   26 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.2%
Stratus Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.50%, 4/7/11 1                                                                         $  8,000,000     $    8,027,504
------------------------------------------------------------------------------------------------------------------------
Stratus Technologies, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
14.40%, 4/7/12 1,2                                                                         5,000,000          4,850,000
------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.66%, 1/22/13 1                                                               20,727,970         20,844,565
------------------------------------------------------------------------------------------------------------------------
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Delayed Draw, 1.233%-7.98%, 1/31/12 1                                                        888,889            882,222
------------------------------------------------------------------------------------------------------------------------
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.727%-7.90%, 1/5/12 1                                                                     6,897,778          6,937,654
                                                                                                         ---------------
                                                                                                             41,541,945

------------------------------------------------------------------------------------------------------------------------
SOFTWARE--0.6%
Nuance Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.40%, 3/31/13 1                                                               21,955,000         21,718,303
------------------------------------------------------------------------------------------------------------------------
MATERIALS--8.1%
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.3%
Bassell NV, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.727%, 9/15/13 1                                                               3,082,514          3,121,046
Tranche C, 8.227%, 9/15/14 1                                                               3,082,514          3,121,046
------------------------------------------------------------------------------------------------------------------------
Brenntag AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
8.08%, 12/31/13 1                                                                         12,054,546         12,126,873
------------------------------------------------------------------------------------------------------------------------
Brenntag AG, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.431%, 6/30/15 1,2                                                                       3,000,000          3,065,625
------------------------------------------------------------------------------------------------------------------------
Brenntag AG, Sr. Sec. Credit Facilities Term Loan, 8.08%, 12/31/13 1,2                     2,945,455          2,982,273
------------------------------------------------------------------------------------------------------------------------
Celanese Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B Add-On,
7.499%, 4/6/11 1                                                                          10,763,411         10,795,927
------------------------------------------------------------------------------------------------------------------------
Cognis Deutschland GmbH & Co. KG, Sr. Sec. Credit Facilities
2nd Lien Term Loan, 10.029%, 11/13/13 1,2                                                  6,260,000          6,395,635
------------------------------------------------------------------------------------------------------------------------
Cognis Deutschland GmbH & Co. KG, Sr. Sec. Credit Facilities
Term Loan:
Tranche B1, 8.17%, 5/12/12 1                                                               3,778,582          3,803,853
Tranche B4, 8.17%, 4/21/12 1                                                               1,361,808          1,370,916
Tranche C1, 8.67%, 5/12/13 1,4                                                             8,807,397          8,899,972
------------------------------------------------------------------------------------------------------------------------
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C-1, 7.563%, 4/20/13 1                                                             7,393,846          7,331,457
Tranche C-2, 7.50%, 4/20/13 1                                                              1,606,154          1,592,601
------------------------------------------------------------------------------------------------------------------------
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan,
7.15%, 8/16/12 1                                                                          28,736,139         28,637,344
------------------------------------------------------------------------------------------------------------------------
Ineos Group Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.339%, 10/7/13 1                                                               8,800,000          8,864,170
Tranche C, 7.839%, 10/7/14 1                                                               8,800,000          8,864,170


                   27 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CHEMICALS Continued
Invista, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 7%, 4/27/11 1                                                              $  3,942,767     $    3,949,339
Tranche B-2, 7%, 4/27/11 1,2                                                               3,106,536          3,111,714
------------------------------------------------------------------------------------------------------------------------
ISP Chemco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.938%-7.375%, 2/17/13 1                                                                   8,977,500          8,987,115
------------------------------------------------------------------------------------------------------------------------
Lucite International Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 7/19/13 1,3                                                                  3,244,300          3,272,688
------------------------------------------------------------------------------------------------------------------------
Lucite International Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
8.16%, 7/19/13 1                                                                           7,755,700          7,823,562
------------------------------------------------------------------------------------------------------------------------
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession,
Tranche B, 8.72%, 3/31/07 1,2                                                             22,000,000         22,385,000
------------------------------------------------------------------------------------------------------------------------
Vertellus Specialties, Inc., Sr. Sec. Credit Facilities Term Loan, 8.62%,
6/21/13 1,2                                                                               15,000,000         15,028,125
------------------------------------------------------------------------------------------------------------------------
Wellman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.149%,
2/10/09 1,2                                                                               10,000,000         10,039,060
                                                                                                         ---------------
                                                                                                            185,569,511

------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.4%
Builders FirstSource, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.008%, 8/11/11 1,2                                                                        3,455,556          3,464,194
------------------------------------------------------------------------------------------------------------------------
Pro-Build Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.249%, 6/26/13 1,2                                                                       12,000,000         12,003,756
                                                                                                         ---------------
                                                                                                             15,467,950

------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.4%
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Incremental
Term Loan, 7.813%, 10/7/11 1                                                               1,246,836          1,251,770
------------------------------------------------------------------------------------------------------------------------
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.563%-7.875%, 9/15/11 1                                                        8,382,399          8,415,577
Tranche C, 9.75%, 4/7/12 1,2                                                               5,928,571          6,017,500
                                                                                                         ---------------
                                                                                                             15,684,847

------------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.8%
International Mill Service, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 8.25%, 12/31/10 1,2                                                             9,915,075          9,939,862
------------------------------------------------------------------------------------------------------------------------
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.40%, 1/28/10 1                                                                          17,296,174         17,469,136
                                                                                                         ---------------
                                                                                                             27,408,998

------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.2%
Georgia-Pacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 7.68%-7.749%, 12/20/10 1                                                        1,950,000          1,952,573
Tranche B, 7.30%-7.499%, 12/20/12 1                                                        6,467,501          6,467,739


                   28 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS Continued
Georgia-Pacific Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche C, 8.30%, 12/23/13 1                                                            $ 18,500,000     $   18,682,520
------------------------------------------------------------------------------------------------------------------------
Newpage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.499%, 5/2/11 1                                                                          13,934,079         14,038,584
                                                                                                         ---------------
                                                                                                             41,141,416

------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.7%
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.9%
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 8/31/12 1,3                                                                     4,500,000          4,488,750
Tranche B, 6.66%-6.93%, 8/31/12 1                                                         26,867,324         26,800,156
------------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
8.125%, 12/1/11 1                                                                         30,000,000         30,050,010
------------------------------------------------------------------------------------------------------------------------
Ntelos, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B1, 7.65%,
8/24/11 1                                                                                  6,908,145          6,906,411
------------------------------------------------------------------------------------------------------------------------
Qwest Corp., Sr. Sec. Credit Facilities Term Loan, Tranche A,
7.934%-11.836%, 6/30/07 1                                                                 20,816,200         21,188,290
------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 11/30/10 1,3                                                                    4,500,000          4,533,750
Tranche B, 7.82%-8%, 11/30/10 1                                                            7,948,778          8,008,394
------------------------------------------------------------------------------------------------------------------------
Valor Communications LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.65%, 6/26/07 1,2                                                              3,450,000          3,453,595
------------------------------------------------------------------------------------------------------------------------
WestCom Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.195%-8.293%, 12/17/10 1,2                                                     4,382,693          4,401,867
------------------------------------------------------------------------------------------------------------------------
Windstream Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.26%, 6/30/13 1                                                                          20,000,000         20,089,280
------------------------------------------------------------------------------------------------------------------------
XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
11.513%, 7/15/09 1,2                                                                       7,306,160          7,315,292
                                                                                                         ---------------
                                                                                                            137,235,795

------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.8%
Intelsat Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.758%-8.008%, 6/30/13 1                                                                  36,785,973         36,966,430
------------------------------------------------------------------------------------------------------------------------
MetroPCS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
10.438%, 5/31/12 1,2                                                                      24,000,000         24,660,000
                                                                                                         ---------------
                                                                                                             61,626,430

------------------------------------------------------------------------------------------------------------------------
UTILITIES--7.4%
------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--6.9%
Boston Generating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.749%, 10/11/11 1                                                                 72,902             74,215
------------------------------------------------------------------------------------------------------------------------
Boston Generating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.749%, 10/11/11 1                                                                        19,034,801         19,377,427


                   29 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
Boston Generating LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.799%, 10/11/11 1                                                                     $  3,200,000     $    3,379,200
------------------------------------------------------------------------------------------------------------------------
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 11.346%, 8/26/09 1,2                                                           18,658,480         19,583,624
------------------------------------------------------------------------------------------------------------------------
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor
in Possession, 7.75%, 1/23/08 1                                                           16,369,558         16,476,991
------------------------------------------------------------------------------------------------------------------------
Calpine Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Debtor
in Possession, 9.499%, 1/23/08 1,2                                                        10,000,000         10,154,170
------------------------------------------------------------------------------------------------------------------------
Guadalupe Power Plant, Inc., Sr. Sec. Credit Facilities Term Loan,
7.375%, 12/31/09 1,2                                                                       9,330,516          9,050,600
------------------------------------------------------------------------------------------------------------------------
KGen Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.124%, 9/1/11 1,2                                                                        30,171,024         29,869,313
------------------------------------------------------------------------------------------------------------------------
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 8.999%, 8/16/13 1,2                                                            27,000,000         26,991,576
------------------------------------------------------------------------------------------------------------------------
Midwest Generation LLC, Sr. Sec. Credit Facilities Term Loan,
6.86%-7.31%, 4/27/11 1,2                                                                   9,971,462          9,993,279
------------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Credit Facilities Term Loan, 6.82%-7.231%,
2/5/13 1                                                                                  43,900,000         44,076,039
------------------------------------------------------------------------------------------------------------------------
Plum Point Energy Associates LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8.749%, 3/14/14 1,2                                                            14,313,534         14,188,290
------------------------------------------------------------------------------------------------------------------------
Plum Point Energy Associates LLC, Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 10.731%, 9/14/14 1,2                                                            4,470,594          4,431,476
------------------------------------------------------------------------------------------------------------------------
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC,
Sr. Sec. Credit Facilities Term Loan, 9.735%, 6/24/11 1,2                                 35,339,451         36,311,285
                                                                                                         ---------------
                                                                                                            243,957,485

------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
Calpine Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 9.096%, 4/1/09 1                                                    17,500,000         17,965,685
                                                                                                         ---------------
Total Corporate Loans (Cost $3,561,481,314)                                                               3,569,009,218

------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--2.7%
------------------------------------------------------------------------------------------------------------------------
Builders FirstSource, Inc., 9.42% Sr. Sec. Nts., 2/15/12 1                                13,000,000         13,260,000
------------------------------------------------------------------------------------------------------------------------
Calpine Generating Co. LLC, 9.096% Sec. Nts., Series 1, 4/1/09 1                           3,337,000          3,441,281
------------------------------------------------------------------------------------------------------------------------
CCO Holdings LLC/CCO Capital Corp., 9.454% Sr. Unsec. Nts., 12/15/10 1                    10,000,000         10,375,000
------------------------------------------------------------------------------------------------------------------------
FelCor Lodging LP, 9.57% Sr. Nts., 6/1/11 1                                               12,000,000         12,375,000
------------------------------------------------------------------------------------------------------------------------
Linens `N Things, Inc., 11.132% Sr. Sec. Nts., 1/15/14 1,6                                10,000,000          9,325,000
------------------------------------------------------------------------------------------------------------------------
Nova Chemicals Corp., 8.405% Sr. Unsec. Nts., 11/15/13 1                                   6,000,000          6,090,000
------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.757% Sr. Sec. Nts., 1/15/13 1,6                            5,000,000          5,087,500
------------------------------------------------------------------------------------------------------------------------
SMART Modular Technologies, Inc., 11.008% Sr. Sec. Nts., 4/1/12 1                          6,500,000          6,857,500
------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc., 9.431% Sr. Unsec. Nts., 8/15/13 1,6                           17,000,000         17,765,000


                   30 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                           PRINCIPAL              VALUE
                                                                                              AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------
XM Satellite Radio, Inc., 9.649% Sr. Nts., 5/1/13 1,6                                   $ 10,000,000     $    9,275,000
                                                                                                         ---------------
Total Corporate Bonds and Notes (Cost $93,169,545)                                                           93,851,281

                                                                                               UNITS
------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------------------------------------------------------------
Aladdin/OpBiz Gaming LLC Wts., Exp. 12/31/49 2,5 (Cost $0)                                    32,265                 --

                                                                                           PRINCIPAL
                                                                                              AMOUNT
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.6%
------------------------------------------------------------------------------------------------------------------------
Repurchase agreement (Principal Amount/Value $198,392,000, with a maturity value of $198,420,712) with DB Alex Brown LLC, 5.21%, dated 7/31/06, to be repurchased at $198,420,712 on 8/1/06, collateralized by U.S. Treasury Nts.,
4.75%, 3/31/11, with a value of $202,406,258 (Cost $198,392,000)                        $198,392,000        198,392,000
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,853,042,859)                                              109.8%     3,861,252,499
------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                           (9.8)      (343,631,042)
                                                                                        --------------------------------
NET ASSETS                                                                                     100.0%    $3,517,621,457
                                                                                        ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $1,236,542,132, which represents 35.15% of the Fund's net assets. See Note 6 of accompanying Notes.

3. This Senior Loan will settle after August 31, 2006, at which time the interest rate will be determined.

4. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 8 of accompanying Notes.

5.    Non-income producing security.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $41,452,500 or 1.18% of the Fund's net assets as of July 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   31 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JULY 31, 2006
----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value (cost $3,853,042,859)--see accompanying statement of investments    $ 3,861,252,499
----------------------------------------------------------------------------------------------------------
Cash                                                                                           17,402,501
----------------------------------------------------------------------------------------------------------
Unrealized appreciation on unfunded loan commitments                                               40,769
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                              103,147,125
Interest, dividends and principal paydowns                                                     74,130,722
Shares of beneficial interest sold                                                              7,271,010
Other                                                                                              16,824
                                                                                          ----------------
Total assets                                                                                4,063,261,450

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                          42,519
----------------------------------------------------------------------------------------------------------
Unrealized depreciation on unfunded loan commitments                                              112,309
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                         311,639,403
Shares of beneficial interest redeemed                                                        231,434,160
Distribution and service plan fees                                                                773,867
Dividends                                                                                         704,976
Shareholder communications                                                                        236,366
Transfer and shareholder servicing agent fees                                                     235,168
Interest expense                                                                                    1,519
Other                                                                                             459,706
                                                                                          ----------------
Total liabilities                                                                             545,639,993

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $ 3,517,621,457
                                                                                          ================

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                $       368,550
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  3,556,716,148
----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                   (71,369)
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                  (47,487,453)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      8,095,581
                                                                                          ----------------
NET ASSETS                                                                                $ 3,517,621,457
                                                                                          ================


                   32 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,513,036,596 and
158,617,895 shares of beneficial interest outstanding)                                             $9.54
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)    $9.89
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $318,311,612 and 33,356,928 shares
of beneficial interest outstanding)                                                                $9.54
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,686,272,247 and 176,574,823 shares
of beneficial interest outstanding)                                                                $9.55
--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $1,002 and 105 shares of beneficial interest outstanding)                                       $9.54

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   33 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $ 245,862,983
--------------------------------------------------------------------------------
Other income                                                          2,681,070
--------------------------------------------------------------------------------
Dividends                                                                 5,730
--------------------------------------------------------------------------------
Total investment income                                             248,549,783

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      19,842,453
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               3,192,059
Class B                                                               2,511,459
Class C                                                              11,556,037
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 889,632
Class B                                                                 429,014
Class C                                                               1,104,403
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 227,646
Class B                                                                 117,982
Class C                                                                 281,836
Class Y                                                                       2
--------------------------------------------------------------------------------
Interest expense                                                      2,366,605
--------------------------------------------------------------------------------
Custodian fees and expenses                                             685,256
--------------------------------------------------------------------------------
Trustees' compensation                                                   46,664
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                 1,621,665
                                                                  --------------
Total expenses                                                       44,874,213
Less waivers and reimbursements of expenses                          (4,400,068)
                                                                  --------------
Net expenses                                                         40,474,145

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               208,075,638

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                           2,122,188
Swap contracts                                                          (28,058)
                                                                  --------------
Net realized gain                                                     2,094,130
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          (3,852,898)
Swap contracts                                                          (42,519)
Unfunded loan commitments                                               (92,018)
                                                                  --------------
Net change in unrealized appreciation                                (3,987,435)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 206,182,333
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   34 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                           2006                2005
-------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                              $   208,075,638     $   114,764,840
-------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 2,094,130         (10,412,104)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                   (3,987,435)            443,530
                                                                   ------------------------------------
Net increase in net assets resulting from operations                   206,182,333         104,796,266

-------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
-------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                (89,147,228)        (43,089,683)
Class B                                                                (21,052,892)        (16,346,208)
Class C                                                                (98,356,356)        (53,708,395)
Class Y                                                                        (49)                 --

-------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                475,757,742         666,081,728
Class B                                                                (26,085,861)         68,117,677
Class C                                                                336,583,363         739,099,855
Class Y                                                                      1,000                  --

-------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------
Total increase                                                         783,882,052       1,464,951,240
-------------------------------------------------------------------------------------------------------
Beginning of period                                                  2,733,739,405       1,268,788,165
                                                                   ------------------------------------
End of period (including accumulated net investment loss
of $71,369 and $44,205, respectively)                              $ 3,517,621,457     $ 2,733,739,405
                                                                   ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   35 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2006
---------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
---------------------------------------------------------------------------------------
Net increase in net assets from operations                             $   206,182,333
---------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                       (4,052,612,928)
Proceeds from disposition of investment securities                       3,415,106,258
Short term investment securities, net                                      (76,076,599)
Premium amortization                                                         3,485,053
Discount accretion                                                          (1,445,184)
Net realized gain on investments                                            (2,094,130)
Net change in unrealized appreciation on investments                         3,852,898
Net change in unrealized depreciation on unfunded loan commitments              92,018
Net change in unrealized depreciation on swaps                                  42,519
Decrease in receivable for securities sold                                  27,808,507
Increase in interest receivable                                            (55,889,271)
Increase in other assets                                                       (10,309)
Decrease in payable for securities purchased                               (29,206,079)
Increase in payable for accrued expenses                                       448,060
                                                                       ----------------
Net cash used in operating activities                                     (560,316,854)

---------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
---------------------------------------------------------------------------------------
Proceeds from bank borrowing                                             1,421,500,000
Payments on bank borrowing                                              (1,421,500,000)
Proceeds from shares sold                                                1,558,123,349
Payment on shares redeemed                                                (910,299,014)
Cash distributions paid                                                    (73,959,213)
                                                                       ----------------
Net cash provided by financing activities                                  573,865,122
---------------------------------------------------------------------------------------
Net increase in cash                                                        13,548,268
---------------------------------------------------------------------------------------
Cash, beginning balance                                                      3,854,233
                                                                       ----------------
Cash, ending balance                                                   $    17,402,501
                                                                       ================

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $135,226,159.

Cash paid for interest on bank borrowings--$2,365,086.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   36 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED JULY 31,                     2006            2005            2004           2003             2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     9.54      $     9.56      $     9.24     $     9.03       $     9.51
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .66 1           .53 1           .49            .55              .54
Net realized and unrealized gain (loss)                   --            (.02)            .30            .14             (.50)
                                                  ---------------------------------------------------------------------------
Total from investment operations                         .66             .51             .79            .69              .04
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.66)           (.53)           (.47)          (.48)            (.52)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     9.54      $     9.54      $     9.56     $     9.24       $     9.03
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      7.10%           5.45%           8.78%          7.91%            0.44%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,513,036      $1,038,746      $  376,001     $   44,028       $   33,905
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,292,028      $  776,029      $  146,224     $   35,298       $   41,195
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   6.88%           5.63%           5.56%          6.23%            5.84%
Total expenses                                          1.11%           1.09%           1.19%          1.39%            1.42%
Expenses after payments and waivers and
reduction to custodian expenses                         0.97%           0.89%           0.99%          1.19%            1.22%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%            114%            155%           121% 4            92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.    Annualized for periods of less than one full year.

4. The previously reported portfolio turnover rate of 9% has been restated based upon a calculation methodology that is consistent with the other periods presented herein. This methodology includes certain loans that were previously considered short-term, and therefore excluded from the calculation, due to an interest rate reset feature.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   37 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED JULY 31,                   2006          2005          2004         2003           2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   9.54      $   9.56      $   9.24     $   9.04       $   9.51
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .60 1         .48 1         .46          .52            .49
Net realized and unrealized gain (loss)                 --          (.02)          .28          .11           (.49)
                                                  ------------------------------------------------------------------
Total from investment operations                       .60           .46           .74          .63             --
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.60)         (.48)         (.42)        (.43)          (.47)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   9.54      $   9.54      $   9.56     $   9.24       $   9.04
                                                  =================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    6.49%         4.86%         8.18%        7.21%          0.05%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $318,312      $344,337      $277,043     $157,057       $176,760
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $334,997      $327,996      $201,260     $163,238       $206,869
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 6.27%         5.06%         5.04%        5.70%          5.33%
Total expenses                                        1.68%         1.66%         1.76%        1.93%          1.92%
Expenses after payments and waivers and
reduction to custodian expenses                       1.54%         1.46%         1.56%        1.73%          1.72%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                104%          114%          155%         121% 4          92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.    Annualized for periods of less than one full year.

4. The previously reported portfolio turnover rate of 9% has been restated based upon a calculation methodology that is consistent with the other periods presented herein. This methodology includes certain loans that were previously considered short-term, and therefore excluded from the calculation, due to an interest rate reset feature.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   38 | OPPENHEIMER SENIOR FLOATING RATE FUND

CLASS C         YEAR ENDED JULY 31,                     2006            2005            2004           2003             2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     9.55      $     9.57      $     9.25     $     9.04       $     9.51
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .61 1           .48 1           .45            .52              .50
Net realized and unrealized gain (loss)                   --            (.02)            .29            .12             (.50)
                                                  ---------------------------------------------------------------------------
Total from investment operations                         .61             .46             .74            .64               --
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.61)           (.48)           (.42)          (.43)            (.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     9.55      $     9.55      $     9.57     $     9.25       $     9.04
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      6.56%           4.92%           8.21%          7.35%            0.05%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,686,272      $1,350,656      $  615,744     $  207,433       $  236,111
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,542,199      $1,065,783      $  346,347     $  210,987       $  303,123
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   6.36%           5.11%           5.05%          5.73%            5.37%
Total expenses                                          1.61%           1.60%           1.71%          1.91%            1.92%
Expenses after payments and waivers and
reduction to custodian expenses                         1.47%           1.40%           1.51%          1.71%            1.72%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%            114%            155%           121% 4            92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.    Annualized for periods of less than one full year.

4. The previously reported portfolio turnover rate of 9% has been restated based upon a calculation methodology that is consistent with the other periods presented herein. This methodology includes certain loans that were previously considered short-term, and therefore excluded from the calculation, due to an interest rate reset feature.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   39 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS Y         PERIOD ENDED JULY 31,                                    2006 1
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.54
--------------------------------------------------------------------------------
Income from investment operations:
Net investment income 2                                                     .47
Net realized and unrealized gain                                             --
                                                                          ------
Total from investment operations                                            .47
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                       (.47)
--------------------------------------------------------------------------------
Net asset value, end of period                                            $9.54
                                                                          ======

--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                         5.04%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $   1
--------------------------------------------------------------------------------
Average net assets (in thousands)                                         $   1
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                      7.33%
Total expenses                                                             0.96%
Expenses after payments and waivers and
reduction to custodian expenses                                            0.85%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                     104%

1.    For the period from November 28, 2005 (inception of offering) to July 31,
      2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.    Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   40 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to an early withdrawal charge (EWC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a EWC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are


                   41 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITY TRANSACTIONS. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interest or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase prices, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interest or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" purchases, it will do so for the purpose of acquiring interest or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

--------------------------------------------------------------------------------
SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.


                   42 | OPPENHEIMER SENIOR FLOATING RATE FUND

      As of July 31, 2006, securities with an aggregate market value of $3,569,009,218, representing 101.46% of the Fund's net assets were comprised of Senior Loans, of which $1,236,542,132 representing 35.15% of the Fund's net assets, were illiquid.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                                NET UNREALIZED
                                                                                  APPRECIATION
                                                                              BASED ON COST OF
                                                                                SECURITIES AND
             UNDISTRIBUTED     UNDISTRIBUTED                ACCUMULATED      OTHER INVESTMENTS
             NET INVESTMENT        LONG-TERM                       LOSS     FOR FEDERAL INCOME
             INCOME                     GAIN     CARRYFORWARD 1,2,3,4,5           TAX PURPOSES
            ----------------------------------------------------------------------------------
            $607,440                     $--                $46,886,443             $7,499,014

1. As of July 31, 2006, the Fund had $41,447,704 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        ------------------------------
                        2010              $ 10,765,372
                        2011                26,003,298
                        2014                 4,679,034
                                          ------------
                        TOTAL             $ 41,447,704
                                          ============


                   43 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.    SIGNIFICANT ACCOUNTING POLICIES Continued

2. As of July 31, 2006, the Fund had $5,438,726 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. The Fund had $13 of post-October foreign currency losses which were deferred.

4. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended July 31, 2005, the Fund utilized $3,066,072 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                   INCREASE TO
            REDUCTION TO                       ACCUMULATED NET
            ACCUMULATED NET                   REALIZED LOSS ON
            INVESTMENT LOSS                        INVESTMENTS
            --------------------------------------------------
            $453,723                                  $453,723

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                                    YEAR ENDED        YEAR ENDED
                                                 JULY 31, 2006     JULY 31, 2005
            --------------------------------------------------------------------
            Distributions paid from:
            Ordinary income                       $208,556,525      $113,144,286

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities            $ 3,853,643,868
            Federal tax cost of other investments          21,659,176
                                                      ----------------
            Total federal tax cost                    $ 3,875,303,044
                                                      ================
            Gross unrealized appreciation             $    17,585,283
            Gross unrealized depreciation                 (10,086,269)
                                                      ----------------
            Net unrealized appreciation               $     7,499,014
                                                      ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are


                   44 | OPPENHEIMER SENIOR FLOATING RATE FUND treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has adopted the following fundamental policies concerning periodic repurchase offers:


                   45 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

      o The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).

      o Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular busi- ness day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.

      o The Repurchase Pricing Date is normally expected to be the regular business day that is the Repurchase Request Deadline. If that day is not a normal business day, then the Repurchase Pricing Date will be the following regular business day. The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer.

      Each quarter, the Fund's Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

For the year ended July 31, 2006, the Fund extended four Repurchase Offers:

                                      PERCENTAGE OF            AMOUNT OF
            REPURCHASE           OUTSTANDING SHARES           SHARES THE           NUMBER OF
            REQUEST                THE FUND OFFERED         FUND OFFERED     SHARES TENDERED
            DEADLINES                 TO REPURCHASE        TO REPURCHASE       (ALL CLASSES)
            --------------------------------------------------------------------------------
            October 31, 2005                     20%          60,858,912          19,544,730
            January 31, 2006                     20           63,273,202          21,224,327
            April 30, 2006                       20           67,532,931          21,455,241
            July 31, 2006                        20           73,709,951          26,440,700

The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 903,615,584 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED JULY 31, 2006 1          YEAR ENDED JULY 31, 2005
                                  SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                          87,342,048    $ 835,414,302       88,829,120    $ 850,199,762
Dividends and/or
distributions reinvested       5,802,314       55,477,939        3,041,815       29,063,026
Repurchased                  (43,432,974)    (415,134,499)     (22,302,293)    (213,181,060)
                             ---------------------------------------------------------------
Net increase                  49,711,388    $ 475,757,742       69,568,642    $ 666,081,728
                             ===============================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                           7,041,024    $  67,345,651       12,098,323    $ 115,828,765
Dividends and/or
distributions reinvested       1,509,521       14,439,712        1,132,369       10,829,378
Repurchased                  (11,279,063)    (107,871,224)      (6,120,311)     (58,540,466)
                             ---------------------------------------------------------------
Net increase (decrease)       (2,728,518)   $ (26,085,861)       7,110,381    $  68,117,677
                             ===============================================================


                   46 | OPPENHEIMER SENIOR FLOATING RATE FUND

                               YEAR ENDED JULY 31, 2006 1          YEAR ENDED JULY 31, 2005
                                  SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS C
Sold                          69,208,872    $ 662,633,406       92,843,309    $ 889,756,237
Dividends and/or
distributions reinvested       6,822,645       65,308,508        3,736,525       35,751,426
Repurchased                  (40,899,600)    (391,358,551)     (19,487,048)    (186,407,808)
                           -----------------------------------------------------------------
Net increase                  35,131,917    $ 336,583,363       77,092,786    $ 739,099,855
                           =================================================================

--------------------------------------------------------------------------------------------
CLASS Y
Sold                                 105    $       1,000               --    $          --
Dividends and/or
distributions reinvested              --               --               --               --
Repurchased                           --               --               --               --
                           -----------------------------------------------------------------
Net increase                         105    $       1,000               --    $          --
                           =================================================================

1. For the year ended July 31, 2006, for Class A, Class B and Class C and for the period from November 28, 2005 (inception of offering) to July 31, 2006 for Class Y.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                                   PURCHASES               SALES
            --------------------------------------------------------------------
            Investment securities             $4,052,612,928      $3,415,106,258

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

            FEE SCHEDULE
            ------------------------------------------------
            Up to $200 million of net assets           0.75%
            Next $200 million of net assets            0.72
            Next $200 million of net assets            0.69
            Next $200 million of net assets            0.66
            Over $800 million of net assets            0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $2,380,819 to OFS for services to the Fund.


                   47 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Board of Trustees has currently set that fee at 0.50% of average annual net assets of the respective class per year under each plan but may increase it up to 0.75% in the future. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $7,522,593 and $30,840,896, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                   48 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                         CLASS A         CLASS B         CLASS C
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2006           $874,206         $33,188        $324,197        $362,328

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective January 1, 2006, the Manager reduced its voluntary waiver of management fees from 0.20% of average annual net assets to 0.10% of average annual net assets. As a result of this agreement, the Fund was reimbursed $4,400,068 for the year ended July 31, 2006. The Manager may amend or terminate this voluntary waiver at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. CREDIT DEFAULT SWAP CONTRACTS

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Credit default swap contracts are subject to credit risks (for example if the counterparty fails to meet its obligations).

      As a purchaser of a credit default swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. The Fund also records an increase or decrease to unrealized gain (loss) in an amount equal to the daily valuation. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain.

Information regarding such credit default swaps as of July 31, 2006 is as follows:

                                                            NOTIONAL        ANNUAL
                                                              AMOUNT      INTEREST
                                         REFERENCE       RECEIVED BY     RATE PAID
                                              DEBT     THE FUND UPON        BY THE        UNREALIZED
COUNTERPARTY                            OBLIGATION      CREDIT EVENT          FUND      DEPRECIATION
----------------------------------------------------------------------------------------------------
Credit Suisse
First Boston, Inc.
(Nassau Branch)          Neiman-Marcus Group, Inc.        $2,000,000          1.95%          $42,519

As a seller of a credit default swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. The


                   49 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. CREDIT DEFAULT SWAP CONTRACTS Continued

Fund also records an increase or decrease to unrealized gain (loss) in an amount equal to the daily valuation. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss. As of July 31, 2006, there were no such credit default swaps outstanding.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Many Senior Loans and many of the Fund's other investments are illiquid.

--------------------------------------------------------------------------------
7. LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $57,990,846 at July 31, 2006. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. Commitments of $36,398,769 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

                                                      COMMITMENT
                                        INTEREST     TERMINATION        UNFUNDED      UNREALIZED       UNREALIZED
                                            RATE            DATE          AMOUNT    APPRECIATION     DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Collins & Aikman Corp.,
Sr. Sec. Credit Facilities
Revolving Credit Loan,
Debtor in Possession                        0.50%        8/31/07     $ 3,363,829        $     --         $  8,764
-----------------------------------------------------------------------------------------------------------------
Delphi Corp., Sr. Sec. Credit
Facilities Revolving Credit Loan            5.00         6/18/09         373,609           8,677               --
-----------------------------------------------------------------------------------------------------------------
Federal Mogul Corp., Sr. Sec
Credit Facilities Pre-Petition
Revolving Credit Loan,
Tranche B                                   1.75        12/30/06         468,160           3,231               --
-----------------------------------------------------------------------------------------------------------------
Pinnacle Foods Group, Inc.,
Sr. Sec. Credit Facilities Revolving
Credit Loan                                 0.73         1/25/09       9,725,000              --           39,766


                   50 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                       COMMITMENT
                                        INTEREST      TERMINATION       UNFUNDED      UNREALIZED       UNREALIZED
                                            RATE             DATE         AMOUNT    APPRECIATION     DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Sunny Delight Beverages Co.,
Sr. Sec. Credit Facilities
Revolving Credit Loan                       0.50         8/23/09     $ 4,411,479        $ 28,861         $  5,789
-----------------------------------------------------------------------------------------------------------------
TriMas Corp., Sr. Sec. Credit
Facilities Revolving Credit Loan            3.50        12/31/07       3,250,000              --           57,990
                                                                     --------------------------------------------
                                                                     $21,592,077        $ 40,769         $112,309
                                                                     ============================================

--------------------------------------------------------------------------------
8. BORROWINGS

The Fund can borrow money in an amount up to 33 1/3% of its total assets (after counting the assets purchased with the amount borrowed). The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans.

      The Fund may also borrow to acquire additional investments (a technique known as "leverage"). Effective January 21, 2005, the Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates. The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was $52,055,616 at an average daily interest rate of 4.374%. The Fund had no borrowings outstanding at July 31, 2006. The Fund had gross borrowings and gross loan repayments of $1,421,500,000 and $1,421,500,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $77,900,000. The Fund paid $419,063 in fees and $2,365,086 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not


                   51 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENT Continued

be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN
48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                   52 | OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER SENIOR FLOATING RATE
FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2006, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
September 14, 2006


                   53 | OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction.

      Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2006 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2007, shareholders of record will receive information regarding the precentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended, $206,444,257 or 98.98% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   54 | OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS UNAUDITED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   55 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              Chairman of the following private mortgage banking companies: Cherry Creek
Chairman of the Board of           Mortgage Company (since 1991), Centennial State Mortgage Company (since
Trustees (since 2003),             1994), and The El Paso Mortgage Company (since 1993); Chairman of the fol-
Trustee (since 1999)               lowing private companies: Ambassador Media Corporation (since 1984) and
Age: 69                            Broadway Ventures (since 1984); Director of the following: Helmerich & Payne,
                                   Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-
                                   profit organization) (since 2002); former Chairman of the following: Transland
                                   Financial Services, Inc. (private mortgage banking company) (1997-2003), Great
                                   Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (resi-
                                   dential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insur-
                                   ance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (tele-
                                   vision channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                   38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                    Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1999)               equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 75                            Officer of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards
                                   & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                   (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards,
                                   Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                   1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E.
                                   Asset Management (investment adviser) (until March 1999). Oversees 38 portfo-
                                   lios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of Centennial Asset Management Corporation
Trustee (since 1999)               (December 1991-April 1999); President, Treasurer and Director of Centennial
Age: 69                            Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director
                                   of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                   Manager (September 1987-April 1999). Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical site)
Trustee (since 1999)               (since June 2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May
Age: 68                            2002); Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June
                                   1999); Chairman of Price Waterhouse LLP Global Investment Management Industry
                                   Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                     Director of UNUMProvident (insurance company) (since June 2002); Director
Trustee (since 1999)               of Northwestern Energy Corp. (public utility corporation) (since November
Age: 64                            2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director
                                   of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-
                                   February 2003 and since February 2005); Chairman and Director (until October
                                   1996) and President and Chief Executive Officer (until October 1995) of the
                                   Manager; President, Chief Executive Officer and Director of the following:


                   56 | OPPENHEIMER SENIOR FLOATING RATE FUND

JON S. FOSSEL,                     Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager),
Continued                          Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October
                                   1995). Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado Uplift (charitable organization) (since September 1984). Mr.
Trustee (since 1999)               Freedman held several positions with the Manager and with subsidiary or affili-
Age: 65                            ated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,               Trustee of Monterey Institute for International Studies (educational organiza-
Trustee (since 2005)               tion) (since February 2000); Board Member of Middlebury College (educational
Age: 59                            organization) (since December 2005); Director of The California Endowment
                                   (philanthropic organization) (since April 2002); Director (February 2002-2005)
                                   and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                   Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of
                                   American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000);
                                   Member of the investment committees of The Rockefeller Foundation (since
                                   2001) and The University of Michigan (since 2000); Advisor at Credit Suisse First
                                   Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005);
                                   Trustee of MassMutual Institutional Funds (investment company) (1996-June
                                   2004); Trustee of MML Series Investment Fund (investment company) (April
                                   1989-June 2004); Member of the investment committee of Hartford Hospital
                                   (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                   Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                  Director of Jones International University (educational organization) (since
Trustee (since 2005)               August 2005); Chairman, Chief Executive Officer and Director of Steele Street
Age: 62                            State Bank (commercial banking) (since August 2003); Director of Colorado
                                   UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family
                                   Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                   Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National
                                   Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July
                                   2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                   February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)               (investment company) (since 1996) and MML Series Investment Fund (invest-
Age: 64                            ment company) (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute (private univer-
                                   sity); President and Treasurer of the SIS Funds (private charitable fund) (since
                                   January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commer-
                                   cial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                   Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999).
                                   Oversees 40 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                   INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                                   AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.


                   57 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and             (since September 2000) of the Manager; President and director or trustee of
Principal Executive Officer        other Oppenheimer funds; President and Director of OAC and of Oppenheimer
(since 2001)                       Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July
Age: 57                            2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                   (since November 2001); Chairman and Director of Shareholder Services, Inc. and
                                   of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager)
                                   (since July 2001); President and Director of OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional
                                   Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                   Investment Management Corporation and Tremont Capital Management, Inc.
                                   (since November 2001), HarbourView Asset Management Corporation and OFI
                                   Private Investments, Inc. (since July 2001); President (since November 2001) and
                                   Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive
                                   Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October 3, 2003);
                                   Chief Operating Officer of the Manager (September 2000-June 2001); President
                                   and Trustee of MML Series Investment Fund and MassMutual Select Funds (open-
                                   end investment companies) (November 1999-November 2001); Director of C.M.
                                   Life Insurance Company (September 1999-August 2000); President, Chief Executive
                                   Officer and Director of MML Bay State Life Insurance Company (September 1999-
                                   August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                   (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                                   Oversees 91 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
FUND                               WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MS.
                                   HUI AND MESSRS. VANDEHEY, WELSH, WIXTED AND ZIMMER, 6803 S. TUCSON WAY,
                                   CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL
                                   HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ARTHUR ZIMMER,                     Senior Vice President of the Manager (since June 1997) and of HarbourView
Vice President and Portfolio       Asset Management Corporation (since April 1999); an officer of 1 portfolio
Manager (since 1999)               in the OppenheimerFunds complex. Formerly Vice President of the Manager
Age: 60                            (October 1990-June 1997); Vice President of Centennial Asset Management
                                   Corporation (June 1997-November 2001).

MARGARET HUI,                      Assistant Vice President of the Manager since October 1999; Vice President-
Assistant Vice President and       Syndications of Sanwa Bank California (January 1998-September 1999). An officer
Associate Portfolio Manager        of 1 portfolio in the OppenheimerFunds complex.
(since 1999)
Age: 46

JOSEPH WELSH,                      Vice President of the Manager (since December 2000); a high yield bond analyst
Assistant Vice President and       for the Manager (since January 1995); Vice President of HarbourView Asset
Portfolio Manager                  Management Corporation (since September 2002); Assistant Vice President of
(since 1999)                       the Manager (December 1996-November 2000). An officer of 1 portfolio in the
Age: 42                            OppenheimerFunds complex.


                   58 | OPPENHEIMER SENIOR FLOATING RATE FUND

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief           March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer                 Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
(since 2004)                       Vice President and Director of Internal Audit of the Manager (1997-February
Age: 56                            2004). An officer of 91 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting           Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)               Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 46                            Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                   and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                   Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June
                                   2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                   OAC (since March 1999), Centennial Asset Management Corporation (March 1999-
                                   October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                   Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund
                                   Services Division (March 1995-March 1999). An officer of 91 portfolios in the
                                   OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Vice President and Secretary       2002) of the Manager; General Counsel and Director of the Distributor (since
(since 2001)                       December 2001); General Counsel of Centennial Asset Management Corporation
Age: 58                            (since December 2001); Senior Vice President and General Counsel of HarbourView
                                   Asset Management Corporation (since December 2001); Secretary and General
                                   Counsel of OAC (since November 2001); Assistant Secretary (since September
                                   1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                   Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                                   Asset Management, Inc. (since November 2001); Senior Vice President, General
                                   Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                   2001); Vice President of OppenheimerFunds Legacy Program (since June 2003);
                                   Senior Vice President and General Counsel of OFI Institutional Asset Management,
                                   Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting
                                   General Counsel (November 2001-February 2002) and Associate General Counsel
                                   (May 1981-October 2001) of the Manager; Assistant Secretary of the following:
                                   Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                   Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                   59 | OPPENHEIMER SENIOR FLOATING RATE FUND


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $37,000 in fiscal 2006 and $28,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed $1,500 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $9,161 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed $2,625 in fiscal 2006 and no such fees for fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $13,286 in fiscal 2006 and no such fees in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund's portfolio is managed by Arthur J. Zimmer, Joseph Welsh and Margaret Hui who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Zimmer has been a manager of the Fund's portfolio since September 1999. Mr. Zimmer has been a Senior Vice President of the Manager since June 1997 and of HarbourView Asset Management Corporation since April 1999. He was formerly Vice President of the Manager from October 1990 to June 1997 and Vice President of Centennial Asset Management Corporation from June 1997 to November 2001.

Mr. Welsh has been a manager of the Fund's portfolio since September 1999. Mr. Welsh has been a Vice President of the Manager since December 2000, a high yield bond analyst since January 1995, an Assistant Vice President of the Manager from December 1996 to November 2000 and a Vice President of HarbourView Asset Management Corporation since September 2002.

Ms. Hui has been an associate portfolio manager of the Fund since October 1999. Ms. Hui has been an Assistant Vice President of the Manager since October 1999. She was formerly Vice President of Syndications at Sanwa Bank California from January 1998 to September 1999.

In addition to managing the Fund's investment portfolio, each Portfolio Manager also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by each Portfolio Manager as of July 31, 2006. No account has a performance-based advisory fee:

                                        TOTAL ASSETS                 TOTAL ASSETS IN
                           REGISTERED  IN REGISTERED   OTHER POOLED    OTHER POOLED              TOTAL ASSETS
                           INVESTMENT    INVESTMENT     INVESTMENT      INVESTMENT      OTHER      IN OTHER
                           COMPANIES     COMPANIES       VEHICLES        VEHICLES      ACCOUNTS    ACCOUNTS
PORTFOLIO MANAGER           MANAGED      MANAGED 1       MANAGED        MANAGED 1       MANAGED    MANAGED 2
---------------------------------------------------------------------------------------------------------------
Arthur J. Zimmer               1          $3,775.8         None            None          None        None
---------------------------------------------------------------------------------------------------------------
Joseph Welsh                   1          $3,775.8         None            None          None        None
---------------------------------------------------------------------------------------------------------------
Margaret Hui                   1          $3,775.8         None            None          None        None

1.    In millions.

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2006 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper
- Loan Participation Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

As of July 31, 2006 each Portfolio Manager beneficially owned shares of the Fund as follows:

    -----------------------------------------------------------------------
                                              RANGE OF SHARES BENEFICIALLY
              PORTFOLIO MANAGER                    OWNED IN THE FUND
    -----------------------------------------------------------------------
    ARTHUR J. ZIMMER                                      None
    -----------------------------------------------------------------------
    JOSEPH WELSH                                          None
    -----------------------------------------------------------------------
    MARGARET HUI                                          None
    -----------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

------------------------------------------------------------------------------------------------------------------
                                                             Total Number of
                                                             Shares Purchased as
                                                             Part of Publicly         Maximum Number of Shares
                    Total Number of         Average Price    Announced Plans or       that May Yet Be Purchased
Period              Shares Purchased        Paid per Share   Programs                 Under the Plans or Programs
------------------------------------------------------------------------------------------------------------------
October 3,          Class A - 10,040,416    Class A - $9.55  Class A - 10,040,416                  0
2005 through        Class B - 2,069,431     Class B - $9.56  Class B - 2,069,431
October 31,         Class C - 7,434,882     Class C - $9.56  Class C - 7,434,882
2005 1
------------------------------------------------------------------------------------------------------------------
January 3.          Class A - 9,064,016     Class A - $9.55  Class A - 9,064,016                   0
2006 through        Class B - 2,159,554     Class B - $9.56  Class B - 2,159,554
January 31,         Class C - 10,000,756    Class C - $9.56  Class C - 10,000,756
2006 2              Class Y - 0             Class Y - $9.55  Class Y - 0
------------------------------------------------------------------------------------------------------------------
April 3, 2006       Class A - 9,862,702     Class A - $9.60  Class A - 9,862,702                   0
through April       Class B - 1,762,479     Class B - $9.60  Class B - 1,762,479
28, 2006 3          Class C - 9,830,060     Class C - $9.61  Class C - 9,830,060
                    Class Y - 0             Class Y - $9.60  Class Y - 0
------------------------------------------------------------------------------------------------------------------
July 3, 2006        Class A - 13,040,636    Class A - $9.54  Class A - 13,040,636                  0
through July        Class B - 1,931,597     Class B - $9.54  Class B - 1,931,597
31, 2006 4          Class C - 11,468,468    Class C - $9.55  Class C - 11,468,468
                    Class Y - 0             Class Y - $9.54  Class Y - 0
------------------------------------------------------------------------------------------------------------------
Total               Class A - 42,007,770          --         Class A - 42,007,770                  0
                    Class B - 7,923,061                      Class B - 7,923,061
                    Class C - 38,734,166                     Class C - 38,734,166
                    Class Y - 0                              Class Y - 0
------------------------------------------------------------------------------------------------------------------

Footnotes

1 -  Date repurchase offer was announced: October 3, 2005
     The share amount approved: up to twenty percent (20%) of the aggregate of the Fund's issued and outstanding Class A, Class B and Class C shares of beneficial interest - 60,858,912
     The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on October 31, 2005

2 -  Date repurchase offer was announced: January 3, 2006
     The share amount approved: up to twenty percent (20%) of the aggregate of the Fund's issued and outstanding Class A, Class B and Class C shares of beneficial interest - 63,273,202
     The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on January 31, 2006

3 -  Date repurchase offer was announced: April 3, 2006
     The share amount approved: up to twenty percent (20%) of the aggregate of the Fund's issued and outstanding Class A, Class B and Class C shares of beneficial interest - 67,532,931
     The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on April 28, 2006

4 -  Date repurchase offer was announced: July 3, 2006
     The share amount approved: up to twenty percent (20%) of the aggregate of the Fund's issued and outstanding Class A, Class B and Class C shares of beneficial interest -73,709,951
     The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on July 31, 2006

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 09/14/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 09/14/2006


By:   /S/ BRIAN W. WIXTED
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 09/14/2006